EXHIBIT 10.29


                        DATED THE 11TH DAY OF JULY, 2001




                  Hibernia Development Capital Partners I ilp,

                  Hibernia Development Capital Partners II ilp,

                                Fergal Mulchrone

                                       and

                                  Chris Duggan

                                       and

                                 Andrew Gleeson

                                       and

                          Measurement Specialties, Inc.


                          -----------------------------

                             SUPPLEMENTAL AGREEMENT
                         Concerning the amendment of the
               Agreement for the purchase of the share capital of
                           Terraillon Holdings Limited
                              dated 7th June, 2001
                          -----------------------------




                                 A & L GOODBODY,
                                   SOLICITORS,
                    INTERNATIONAL FINANCIAL SERVICES CENTRE,
                                NORTH WALL QUAY,
                                    DUBLIN 1.
                                  DCAG0401.07P

THIS SUPPLEMENTAL AGREEMENT is dated 11th July, 2001

and made between:-

(1) THE PARTIES LISTED AS PRINCIPAL VENDORS IN THE FIRST SCHEDULE OF THE MAIN AGREEMENT (as defined below) ("the Principal Vendors"); and

(2) MEASUREMENT SPECIALTIES INC, a corporation organised under the laws of the State of New Jersey, with its principal place of business in Fairfield, New Jersey ("the Purchaser").

WHEREAS:-

1.   THE MAIN AGREEMENT

     The Principal Vendors and the Purchaser entered into a sale and purchase agreement dated 7th June, 2001 ("the Main Agreement") pursuant to which the Principal Vendors agreed to sell the entire issued share capital of Terraillon Holdings Limited ("Terraillon") to the Purchaser.


2.   COMPLETION OF SALE OF TERRAILLON

     Completion of the sale of the entire issued share capital of Terraillon to the Purchaser was, as detailed in the Main Agreement, conditional upon the Principal Vendors and the Purchaser satisfying certain preconditions, as detailed in the Main Agreement, by no later than 25th June, 2001. One of those preconditions to Completion was detailed at clause 3.3.2 of the Main Agreement, and required the Purchaser to have obtained adequate financing (on terms acceptable to the Purchaser) and approval of necessary lending institutions, to complete the purchase of Terraillon. The Purchaser was to have satisfied that precondition by 25th June, 2001. The Purchaser has now confirmed to the Principal Vendors that the Purchaser will not be in a position to satisfy the precondition contained in clause 3.3.2 and, consequently, to achieve Completion until 3rd August, 2001.


3.   CONSIDERATION UNDER THE MAIN AGREEMENT

     The consideration payable by the Purchaser to the Vendors for the sale and purchase of Terraillon was set out in the Main Agreement, and consisted of an aggregate price of US$11,757,232, US$4,957,232 of which was payable in cash and the balance (being US$6,800,000) in the form of 390,494 shares in the capital of the Purchaser. The above mentioned number of shares in the Purchaser to be issued to the Principal Vendors was based on an agreed valuation per share of the Purchaser. The parties have now further agreed that the valuation of US$17.41 per share at which shares in the Purchaser were to be issued to the Vendors shall also be amended.

4.   PROPOSED AMENDMENT

     The parties hereto now acknowledge that the Purchaser was not in a position to satisfy the precondition detailed in clause 3.3.2 of the Main Agreement five business days prior to 2nd July, 2001. The Principal Vendors are agreeable to amending the terms of the Main Agreement, on the terms of this Agreement, to, amongst other things as detailed hereafter, amend the target date for Completion, and to amend the valuation of shares in the Purchaser to be issued to the Principal Vendor in satisfaction of the non cash portion of the consideration to be paid by the Purchaser to the Principal Vendor pursuant to the Main Agreement.


5.   INTENTION OF THIS SUPPLEMENTAL AGREEMENT

     Subject to the terms of this Supplemental Agreement the parties wish to amend:

     (i)    the target date for Completion;

     (ii) the provisions of the Main Agreement dealing with the number of shares in the Purchaser to be issued to the Vendors upon Completion;

     (iii) altering the period for which certain Consideration Shares are restricted;

     (iv) granting the Principal Vendors a right of access to the Purchaser's Investment Bankers;

     (v) altering the period after which the parties may rescind the Main Agreement; and

     (vi)   providing for certain additional payments.


IN CONSIDERATION OF THE RESPECTIVE COVENANTS, UNDERTAKINGS AND RELEASES SET FORTH BELOW, AND, IN PARTICULAR, IN CONSIDERATION OF THE PAYMENT TO BE MADE BY THE PURCHASER TO THE PRINCIPAL VENDORS PURSUANT TO CLAUSE 7 HEREOF, THE PARTIES AGREE AS FOLLOWS:

6.   DEFINITIONS AND INTERPRETATION

6.1. DEFINED TERMS IN THE MAIN AGREEMENT

     The expressions used in this Supplemental Agreement which are defined in the Main Agreement shall have the meanings ascribed thereto in the Main Agreement.

6.2. ENTIRE AGREEMENT

     This Supplemental Agreement, the Main Agreement and the related documentation which the parties are required to execute at Completion constitute the entire agreement between the parties and each of them in respect of the subject matter hereof and there are no other understandings, side letters, heads of agreement or agreements binding on any of the parties in relation thereto.

6.3. AMENDMENTS

     Amendments to or modifications of this Supplemental Agreement may be made only by mutual agreement of all parties in writing.

6.4. MAIN AGREEMENT

     All the provisions of the Main Agreement insofar as the same shall not have been performed at any time shall, subject to the terms of this Supplemental Agreement, remain in full force and effect notwithstanding completion of any of the transactions or matters agreed or contemplated herein.

6.5. NO PARTNERSHIP

     This Supplemental Agreement shall not constitute any party the legal representative, partner or agent of the other parties or any of them nor (save as expressly provided in the Main Agreement as amended by this Supplemental Agreement) shall any party or any successor of any party have the right or authority to assume, create or incur any liability or obligation of any kind express or implied against or in the name of or on behalf of any other party.

6.6. CAPTIONS

     The captions to the clauses and subclauses in this Supplemental Agreement are inserted for convenience of reference only and shall not be considered as part of or affect the construction or interpretation of this Supplemental Agreement.


7.   EXTENSION FEE

     In consideration of the Principal Vendors agreeing not to rescind or terminate the Main Agreement pursuant to the terms thereof, and agreeing to and executing this Supplemental Agreement, the Purchaser hereby agrees to pay US$120,000 to the Principal Vendors, which amount shall be paid by wire transfer, or such other method as the parties may mutually agree to the Principal Vendors' Solicitors, on the date of (as the case may be) Completion, or upon the date of termination or rescission of the Agreement, as amended by this Supplemental Agreement, whichever is the earliest. Such amount shall be paid to the Principal Vendors' Solicitors and payment by the Purchaser of such amount to the Vendors' Solicitors shall be an absolute discharge of the Purchaser's obligations under this clause 7.

8.   AMENDMENT

     As and with effect from the date hereof the provisions of the Main Agreement shall be amended as follows:

8.1. The definition of "Market Value" shall be deleted and the following substituted therefor:

                  "Market Value" means the per share public offering price at which shares of the common stock of the Purchaser are sold pursuant to the Registration Statement on Form S - 1 filed by the Purchaser pursuant to the Securities Act (Registration Statement 333-57928);".

8.2. Clause 2.2 of the Main Agreement shall be amended by the deletion of the text beginning after "(ii)" on the third line thereof and the substitution of the following text therefor:

     "(ii) the balance of the Purchase Price being US$6,800,000 in the form of Consideration Shares. The number of Consideration Shares to be issued by the Purchaser to the Vendors shall be such number as is obtained by dividing US$6,800,000 by the Market Value amount. Consideration Shares shall be issued to each Vendor in the amount set forth in the First Schedule;".

8.3. Clause 3.1.1 of the Main Agreement shall be amended by the deletion of the entire text of such clause and the substitution of the following text therefor:

     "3.1.1 PROVIDED ALWAYS that each of the preconditions contained in clause
            3.3 (including, without limitation, that contained in clause 3.3.2) shall have been duly fulfilled, Completion shall take place on 3rd August, 2001 (the "Completion Date"), at the offices of the Principal Vendors' Solicitors;".

8.4. Clause 3.1.2 of the Main Agreement shall be amended by the deletion of the entire text of such clause and the substitution of the following text therefor:

     "3.1.2 The Principal Vendors and the Purchaser shall use their Best Efforts to ensure that, subject to clause 3.3.2, the conditions are fulfilled at least five Business Days prior to 31st July, 2001, which is the target date for fulfilment of the preconditions to Completion set out in clause 3.3.".

8.5. Clause 3.3.2 of the Main Agreement shall be amended by the insertion of the following words "by no later than 3rd August, 2001" at the end of that clause after the word "Shares".

8.6. Clause 3.5.1 (2) of the Main Agreement shall be amended by the deletion of the text appearing in the first and second lines thereof and the substitution of the following text therefor:

             "deliver such number of Consideration Shares as is obtained by dividing US$2,550,000 by the Market Value amount to the Escrow Agent referred to in clause 3.5.3 to";

8.7. Clause 3.5.1 (3) shall be amended by the deletion of the first sentence thereof and the substitution of the following text therefor:

             "deliver such number of Consideration Shares as is obtained by dividing US$4,250,000 by the Market Value amount to the Vendors.";

8.8. Clause 3.5.2 of the Main Agreement shall be amended by:

     8.8.1. the deletion of the words "cannot be sold until after the first anniversary of the Completion Date and" in the first and second lines thereof; and

     8.8.2. the insertion of the words "Consideration Shares which are subject to either the vesting arrangements and/or the escrow arrangements only, as detailed herein cannot be sold until after the first anniversary of the Completion Date; the balance of the Consideration Shares which are not so subject to vesting arrangements and/or escrow arrangements cannot be sold until after the date which is 9 months after the Completion Date and, for the avoidance of doubt, may be freely sold thereafter, subject only to any restrictions imposed by applicable law;" at the end of the existing text thereof.

8.9.  A new clause 3.7.4 shall be inserted in the Main Agreement as follows:

      "3.7.4 ACCESS TO INVESTMENT BANKS
             --------------------------

             Between the date of this Agreement and the Completion Date the Purchaser will, upon reasonable notice, arrange reasonable access for each of the Principal Vendors to Needham & Company Inc,. being the investment bankers and underwriters to the Purchaser in relation to the follow on public offering of the Purchaser, to enable each such Principal Vendor to discuss and obtain such reasonable information as each such Principal Vendor, in its absolute discretion, requires in relation to such follow on public offer of the Purchaser";

8.10. Clause 4.2.8 of the Main Agreement shall be amended by the deletion of the first sentence thereof and the substitution of the following language therefor:

             "Each of the Vendors shall be entitled to sell all Consideration Shares in the capital of the Purchaser which were not at any time subject to either the vesting arrangements or the escrow arrangements detailed herein, at any time on or after that date which is nine months after the Completion Date, subject only to any restrictions imposed by applicable law. Further, each of the

             Vendors shall only be entitled to sell all their fully vested Consideration Shares in the capital of the Purchaser which were so subject to the escrow arrangements and/or the vesting arrangements, as detailed herein, at any time on or after the first anniversary of the date hereof. The parties hereto acknowledge that under no circumstances can the Vendors sell their fully vested stock in the capital of the Purchaser which was so subject to the escrow and/or vesting arrangements hereunder at any time prior to the first anniversary of the date hereof.";

8.11. Clause 5.1.3 of the Main Agreement shall be amended by the deletion of the words "5th July, 2001" from the fourth line thereof and the substitution of the following therefor "30th August, 2001"; and

8.12. The Main Agreement shall be amended by the deletion of the table which currently appears in the First Schedule thereof and the substitution of the following table therefor:

                                   TERRAILLON
                                   SCHEDULE 1



              1                     2             3               4               5            6            7            8
                               Registered      No. and         No. and    Cash Payable to   Value of      Vendors      Value of
                                 Holders      Class of         Class of     Vendors at    Consideration  Req'd to   Consideration
                                 (Where       Shares in       Shares in     Completion    Shares to be    execute    Shares to be
                               Different)    the Co. at     the capital of                  Issued to     Escrow    held in Escrow
                                              the date        the Company                  Vendors on    Agreement
                                               hereof             at                       Completion
                                                             completion.


Principal Vendors
-----------------
Hibernia Development          BT Trustee      152,015 "B"                    $2,221,837    $3,047,772     YES          $1,377,889
Capital Partners I, ilp       Co.(Irl) Ltd                     152,015 B
Hibernia Development          BT Trustee       51,485 "B"                      $752,500    $1,032,223     YES            $466,676
Capital Partners II, ilp      Co.(Irl) Ltd                      51,485 B
(both of 88 St. Stephen's
Green, Dublin 2.)

Fergal Mulchrone, 86                          48,125 "A"                     $1,303,046    $1,576,087     YES            $492,857
Hampton Park, St.                                               80,722 A
Helen's Wood, Booterstown,                   [77,000 "C"]                                                 YES
Co. Dublin

Chris Duggan, Cairndale House, Cairns Hill,   17,875 "A"                       $538,215      $583,724     YES            $168,291
                                                                32,221 A
Sligo
Andrew Gleeson                                        0                        $141,635      $153,612     YES             $44,287
                                                                 8,479 A

Minority Vendors
----------------
Didier Cadeau                 Fergal                                                          $154,888     NO
                              Mulchrone                          5,427 A

David Greetham                Fergal                                                          $130,687     NO
                              Mulchrone                          4,579 A

John Barton                   Fergal                                                           $53,243     NO
                              Mulchrone                          1,865 A

Colin Bush                    Fergal                                                           $38,722     NO
                              Mulchrone                          1,357 A

Art O' Gnimh                  Fergal                                                           $14,521     NO
                              Mulchrone                            509 A

Eric Paul                     Fergal                                                           $14,521     NO
                              Mulchrone                            509 A

-----------------------------------------------------------------------------------------------------------------------------------
Totals                                                         339,167         4,957,232    $6,800,000                  $2,550,000

===================================================================================================================================






                                                  9            10            11              12
                                                Value of      Vendors      Value of      Vendors req'd
                                             Consideration   req'd to    Consideration    to execute
                                               Shares not     execute   Shares subject    Non-Compete
                                              subject to     Vesting     to Vesting      Agreements
                                                Escrow      Agreement     Agreement


Principal Vendors
-----------------
Hibernia Development                            $1,669,883     NO                            NO
Capital Partners I, ilp
Hibernia Development                              $565,547     NO                            NO
Capital Partners II, ilp
(both of 88 St. Stephen's
Green, Dublin 2.)

Fergal Mulchrone, 86                            $1,083,230     YES            $541,615       YES
Hampton Park, St.
Helen's Wood, Booterstown,                                     YES
Co. Dublin

Chris Duggan, Cairndale House, Cairns Hill,       $415,433     YES            $207,717       YES

Sligo
Andrew Gleeson                                    $109,325     YES             $54,663       YES


Minority Vendors
----------------
Didier Cadeau                                     $154,888     YES             $77,444       YES


David Greetham                                    $130,687     YES             $65,344       YES


John Barton                                        $53,243     YES             $26,622       YES


Colin Bush                                         $38,722     YES             $19,361       YES

Art O' Gnimh
                                                   $14,521     YES              $7,261       YES

Eric Paul
                                                   $14,521     YES              $7,261       YES

--------------------------------------------------------------------------------------------------

Totals                                          $4,250,000                  $1,007,285

==================================================================================================


9.       FURTHER PROVISIONS

         Without prejudice to the right of any party to rescind after the Main Agreement, should the Purchaser request before 6th August, 2001 that Completion might occur after that date, the Purchaser shall pay to the Principal Vendors the sum of US$10,000 for each day after 6th August, 2001 up to and including the day on which Completion occurs PROVIDED THAT Completion shall not occur after 30th August, 2001.

10.      AFFIRMATION OF MAIN AGREEMENT

         The parties affirm the Main Agreement as amended by this Supplemental Agreement, to the intent that the Main Agreement, as so amended, shall continue in full force and effect as the legal, valid and binding obligations of each of the Principal Vendors and the Purchaser enforceable in accordance with their respective terms.

11.      MISCELLANEOUS

11.1.    MUTUAL WARRANTY

         11.1.1. Each of the parties hereto represents and warrants to each of the other parties hereto that it has the necessary power to enter into and perform its obligations pursuant to this Supplemental Agreement and that there is no provision of any licence, permit, approval, authorisation, consent or any other document or agreement to which such party is a party or which is binding upon such party which may be breached as a consequence of such party entering into or performing its obligations pursuant to this Supplemental Agreement.

         11.1.2. Each party further confirms to each other party hereto that neither entering into this Supplemental Agreement or performing its obligations pursuant to this Supplemental Agreement has resulted or will result in the breach by it of any obligations which it has under its Memorandum or Articles of Association, statues, by-laws or other terms of charter or any corporate regulation or any law or any order, judgement or decree of any court or governmental agency.

11.2.    COUNTERPARTS

         11.2.1. This Supplemental Agreement may be executed in writing simultaneously and by one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement, which shall be sufficiently evidenced by any one of such original counterparts.

         11.2.2. For the purpose of this clause "writing" shall mean written signature or signature produced or substituted for such written signature and shall be deemed to include a signature sent by facsimile or by other electronic means.

11.3.    PROPER LAW AND JURISDICTION

         This Supplemental Agreement shall be governed by and construed in accordance with the laws of Ireland and each party hereby submits to the non-executive jurisdiction of the Irish Courts.


IN WITNESS whereof the parties hereto have executed this Supplemental Agreement the day and year first herein written.

SIGNED by each of
LUKE CROSBIE AND
NIALL MCFADDEN
on behalf of
HIBERNIA GP LIMITED,
GENERAL PARTNER OF
HIBERNIA DEVELOPMENT CAPITAL PARTNERS I, ILP in the presence of:


                                                    /s/
                                               ---------------------------------
                                               Signature


                                                    /s/
                                               ---------------------------------
                                               Signature





SIGNED by each of
LUKE CROSBIE AND NIALL MCFADDEN
on behalf of
HIBERNIA GP LIMITED,
GENERAL PARTNER OF
HIBERNIA DEVELOPMENT CAPITAL PARTNERS II, ILP in the presence of:


                                                    /s/
                                               ---------------------------------
                                               Signature


                                                    /s/
                                               ---------------------------------
                                               Signature



SIGNED by FERGAL MULCHRONE in the
presence of:


                                                    /s/
                                               ---------------------------------
                                               Signature

SIGNED by CHRIS DUGGAN
in the presence of:


                                                    /s/
                                               ---------------------------------
                                               Signature





SIGNED by ANDREW GLEESON
in the presence of:


                                                    /s/
                                               ---------------------------------
                                               Signature






SIGNED by JOSEPH MALLON JR.
on behalf of
MEASUREMENT SPECIALTIES INC
in the presence of:


                                                    /s/
                                               ---------------------------------
                                               Signature



                                               ---------------------------------
                                               Title